EXHIBIT 10.15

EAWC LIST OF DEBENTURES
NAME	DATE	Amount in $
Joseph Dedek	December 14,2015	2.500
Mark R. George	December 14, 2015	2.500
Frank Petrusnek	December 14,2015	2.500
Timothy Meisner	December 14,2015	5.000
Advanta IRA Administration LLC	September 19,2016	20.000
Joseph Dedek	August 16,2016	5.000
Perry Sanoy	September 12,2016	5.000
Perry Sanoy	September 16,2016	5.000
Timothy Meisner	September 12,2016	5.000
Timothy Meisner	August 23,2016	5.000
Eugene Hunt	August 26,2016	6.000
Timothy Meisner	November 2,2016	10.000
Timothy Meisner	November 22,2016	10.000
Perry Sanoy	November 30,2016	5.000
Eugene Hunt	March 17,2017	24.000
Eugene Hunt	May 5,2017	18.000
Eugene Hunt	April 20,2017	40.000
Eugene Hunt	April 17,2017	70.000
Timothy Meisner	Mach 31,2017	100.000
Timothy Meisner	January 22,2017	20.000
Eugene Hunt	February 23,2017	15.000
Eugene Hunt	February 6,2017	10.000
Perry Sanoy	April 10,2017	15.000
Perry Sanoy	April 17,2017	25.000
Perry Sanoy	March 31,2017	10.000
Rick Fuerstenau	June 13,2017	2.000
Rick Fuerstenau	May 08,2017	5.000
Robert P. Thomas	March 17,2017	1.000
Susanti K.Chowdhury	March 15,2017	15.000
Timothy Meisner	May 5,2017	16.325
Timothy Meisner	April 17,2017	92.000

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawctechnologies.com
W eawctechnologies.com
EuroSport Active World Corp.
2000 Bvld. Ponce de Leon – 6th Floor Miami Florida
33134 - USA

December 14, 2015

Note

For value received in the amount of $ 2,500, Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134, provides the option and right to Mr. Joseph Dedek ("Purchaser") to purchase 2,500 shares of EAWD stock for $1.00. The shares will be issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015. The offer to purchase shares is valid up to December 24, 2015.

This Note may be amended only by a written instrument executed by Purchaser and EAWC.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 21st day of December 2015.

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor Miami, FL, USA

Per ____________________
Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawctechnologies.com
W eawctechnologies.com
EuroSport Active World Corp.
2000 Blvd. Ponce de Leon – 6th Floor Miami Florida
33134 · USA

December 14, 2015

Note

For value received in the amount of $2,500.00, Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134, provides the option and right to Mr. Mark R. George ("Purchaser") to purchase 2,500 shares of EAWD stock for $1.00. The shares will be issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015. The offer to purchase shares is valid up to December 24, 2015.

This Note may be amended only by a written instrument executed by Purchaser and EAWC.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 18th day of December 2015.

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
8th floor - Miami, FL, USA

Per ______________________
Authorized Signature
ZALDH HOFMEIER – CEO

EAWC Technologies
real solutions for real needs

T [illegible]
M [illegible]
F [illegible]
E [illegible]
W [illegible]

[illegible]

December 14, 2015

Note

For value received in the amount of $2500.00, Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134, provides the option and right to Mr. FRANK PETRUSNEK ("Purchaser") to purchase 2500 shares of EAWD stock for $1.00. The shares will be issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015. The offer to purchase shares is valid up to December 24, 2015.

This Note may be amended only by a written instrument executed by Purchaser and EAWC.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 15 day of December 2015.

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Per ______________________

Authorized Signature

EAWC Technologies
real solutions for real needs

Eurosport Active World Corp

December 14, 2015

Note

For value received in the amount of $5000.00, Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134, provides the option and right to Mr. Tim Meisner ("Purchaser") to purchase 5000 shares of EAWD stock for $1.00. The shares will be issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015. The offer to purchase shares is valid up to December 24, 2015.

This Note may be amended only by a written instrument executed by Purchaser and EAWC.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 23rd day of December 2015.

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Per ______________
Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawdtechnologies.com
W eawctechnologies.com

EuroSport Active World Corp.
2000 Bvld. Ponce de Leon – 6th Floor. Miami Florida

September 19th, 2016

Convertible Note

For value received in the amount of $ 20,000. 00 (Twenty Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC" and the "Borrower"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. The Borrower promises to pay within a time frame of twelve months to Advanta IRA Administration, LLC FBO Thomas Vandegrift IRA # 1521797 (the "Lender") the principle sum of Twenty Thousand Dollars ($20,000.00) at the interest rate of two (2.0%) percent per annum from September 20th, 2016; or in lieu of cash payment Lender may at Lender's discretion choose to satisfy the Note obligation through the option;

- To claim within a time frame of twelve months 20,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.
- And an additional 100,000 restricted shares of EAWC stock ("Additional Shares"). At Lender's discretion and in compliance with SEC regulations, the stock restrictions of these shares can be removed six months after the SEC approval and registration of EAWC's SEC Form S-1. Any claim for stock prior to the S-1 approval is subject to stock restriction

This note may replace any previous instrument between the parties and only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 19th day of September 2016.

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Per Ralph Hofmeier CEO
Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawdtechnologies.com
W eawctechnologies.com
EuroSport Active World Corp.
2000 Bvld. Ponce de Leon – 6th Floor. Miami Florida

August 16, 2016

Note

For value received in the amount of $ 5'000.00 (five Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Joseph Dedek ("The lender"):

- To claim within a time frame of twelve months 5'000 free tradable shares of EAWD stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.
- An additional 25,000 restricted shares of EAWD stock ("Additional Shares"). The stock restrictions of these shares could be removed six months after the SEC approval and registration of EAWC's SEC Form S-1.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 16th day of August 2016.

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor, Miami, FL, USA

Per ____________________
Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawdtechnologies.com
W eawctechnologies.com

EuroSport Active World Corp.
2000 Bvld. Ponce de Leon – 6th Floor. Miami Florida

September 12, 2016,

Convertible Note

For value received in the amount of $ 5,000.00 (five Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Perry Sanoy ("The Lender"):

- To claim within a time frame of twelve months 5,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

- An additional 25,000 restricted shares of EAWD stock ("Additional Shares"). At Lenders discretion and in compliance with SEC regulations the stock restrictions of these shares can be removed six months after the SEC approval and registration of EAWC's SEC Form S-1. Any claim for stock prior to the S1 approval is subject to stock restriction

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 12th day of September 2016.

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Per

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawdtechnologies.com
W eawctechnologies.com

EuroSport Active World Corp.
2000 Bvld. Ponce de Leon – 6th Floor, Miami Florida

September 16, 2016

Convertible Note

For value received in the amount of $ 5,000.00 (five Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Perry Sanoy ("The Lender"):

- To claim within a time frame of twelve months 5,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

- An additional 25,000 restricted shares of EAWD stock ("Additional Shares"). At Lenders discretion and in compliance with SEC regulations the stock restrictions of these shares can be removed six months after the SEC approval and registration of EAWC's SEC Form S-1. Any claim for stock prior to the S1 approval is subject to stock restriction

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 16th day of September 2016.

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Per ____________________
Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawdtechnologies.com
W eawctechnologies.com
EuroSport Active World Corp.
2000 Bvld. Ponce de Leon – 6th Floor. Miami Florida

September 12, 2016,

Convertible Note

For value received in the amount of $ 5,000.00 (five Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Timothy Meisner ("The Lender"):

- To claim within a time frame of twelve months 5,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

- An additional 25,000 restricted shares of EAWD stock ("Additional Shares"). At Lenders discretion and in compliance with SEC regulations the stock restrictions of these shares can be removed six months after the SEC approval and registration of EAWC's SEC Form S-1. Any claim for stock prior to the S1 approval is subject to stock restriction

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 12th day of September 2016.

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Per

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawctechnologies.com
W eawctechnologies.com
EuroSport Active World Corp.
2000 Blvd. Ponce de Leon – 6th Floor, Miami Florida

August 23, 2016

Convertible Note

For value received in the amount of $ 5,000.00 (five Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Timothy Meisner ("The Lender"):

- To claim within a time frame of twelve months 5,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

- An additional 25,000 restricted shares of EAWD stock ("Additional Shares"). At Lenders discretion and in compliance with SEC regulations the stock restrictions of these shares can be removed six months after the SEC approval and registration of EAWC's SEC Form S-1. Any claim for stock prior to the S1 approval is subject to stock restriction

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 23rd day of August 2016.

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL USA

Per [signature]

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawctechnologies.com
W eawctechnologies.com
EuroSport Active World Corp.
2000 Bvld. Ponce de Leon – 6th Floor Miami Florida

August 26, 2016

Convertible Note

For value received in the amount of $ 6,000.00 (Six Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Eugene Hunt ("The Lender"):

- To claim within a time frame of twelve months 6,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

- An additional 30,000 restricted shares of EAWD stock ("Additional Shares"). At Lenders discretion and in compliance with SEC regulations the stock restrictions of these shares can be removed six months after the SEC approval and registration of EAWC's SEC Form S-1. Any claim for stock prior to the S1 approval is subject to stock restriction

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 26th day of August 2016.

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Per

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawdtechnologies.com
W eawctechnologies.com
EuroSport Active World Corp.
2000 Bvld. Ponce de Leon – 6th Floor, Miami Florida

November 2, 2016

Convertible Note

For value received in the amount of $10,000.00 (Ten Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Timothy Meisner ("The Lender"):

- To claim within a time frame of twelve months 10,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.
- An additional 70,000 restricted shares of EAWD stock ("Additional Shares"). At Lenders discretion and in compliance with SEC regulations the stock restrictions of these shares can be removed six months after the SEC approval and registration of EAWC's SEC Form S-1. Any claim for stock prior to the S1 approval is subject to stock restriction

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 2th day of November 2016.

Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawdtechnologies.com
W eawctechnologies.com

EuroSport Active World Corp,
2000 Bvld, Ponce de Leon – 6th Floor Miami Florida

November 22nd, 2016

Convertible Note

For value received in the amount of $10,000.00 (Ten Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Timothy Meisner ("The Lender"):

- To claim within a time frame of twelve months 10,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

- An additional 70,000 restricted shares of EAWD stock ("Additional Shares"). At Lenders discretion and in compliance with SEC regulations the stock restrictions of these shares can be removed six months after the SEC approval and registration of EAWC's SEC Form S-1. Any claim for stock prior to the S1 approval is subject to stock restriction

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 22nd day of November 2016.

Ralph Hofmeier - CEO

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawdtechnologies.com
W eawctechnologies.com

EuroSport Active World Corp.
2000 Bvld. Ponce de Leon – 6th Floor. Miami Florida

November 30th, 2016

Convertible Note

For value received in the amount of $ 5,000.00 (five Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Perry Sanoy ("The Lender"):

- To claim within a time frame of twelve months 5,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

- An additional 35,000 restricted shares of EAWD stock ("Additional Shares"). At Lenders discretion and in compliance with SEC regulations the stock restrictions of these shares can be removed six months after the SEC approval and registration of EAWC's SEC Form S-1. Any claim for stock prior to the S1 approval is subject to stock restriction

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 30th day of November 2016.

Ralph Hofmeier - CEO

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawctechnologies.com
W eawctechnologies.com
EuroSport Active World Corp
Miami Florida

March 17th, 2017

Convertible Note

For value received in the amount of $ 24,000.00 (Ten Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Eugene Hunt ("The Lender"):

- To claim within a time frame of twelve months 240,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 17th day of March 2017.

Per: Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawctechnologies.com
W eawctechnologies.com
EuroSport Active World Corp
Miami Florida

May 5th, 2017

Convertible Note

For value received in the amount of $ 18,000.00 (Eighteen Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 3250 Mary St., #303 Miami, FL 33133. EAWC provides the option and right to Mr. Eugene Hunt ("The Lender"):

- To claim within a time frame of twelve months 180,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 5th day of May 2017.

Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
8th floor - Miami, FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawctechnologies.com
W eawctechnologies.com
EuroSport Active World Corp
Miami Florida

April 20th, 2017

Convertible Note

For value received in the amount of $ 40,000.00 (Forty Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 3250 Mary St., #303 Miami, FL 33133. EAWC provides the option and right to Mr. Eugene Hunt ("The Lender"):

- To claim within a time frame of twelve months 400,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 20th day of April 2017.

Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawctechnologies.com
W eawctechnologies.com
EuroSport Active World Corp
Miami Florida

April 17th, 2017

Convertible Note

For value received in the amount of $ 70,000.00 (Seventy Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 3250 Mary St., #303 Miami, FL 33133. EAWC provides the option and right to Mr. Eugene Hunt ("The Lender"):

- To claim within a time frame of twelve months 700,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 17th day of April 2017.

Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2900 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawctechnologies.com
W eawctechnologies.com
EuroSport Active World Corp.
2000 Bvld Ponce de Leon – 6th Floor Miami Florida

March 31, 2017

Convertible Note

For value received in the amount of $100,000.00 (One Hundred Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Timothy Meisner ("The Lender"):

- To claim within a time frame of twelve months 1,000,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 31st day of March 2017.

Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawdtechnologies.com
W eawctechnologies.com
EuroSport Active World Corp.
2000 Bvld. Ponce de Leon – 6th Floor. Miami Florida

January 22, 2017

Convertible Note

For value received in the amount of $20,000.00 (Twenty Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Timothy Meisner ("The Lender"):

- To claim within a time frame of twelve months 160,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 22h day of January 2017.

Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor / Miami, FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawdtechnologies.com
W eawctechnologies.com
FuroSport Active World Corp
Miami Florida

February 23, 2017

Convertible Note

For value received in the amount of $ 15,000.00 (Ten Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Eugene Hunt ("The Lender"):

- To claim within a time frame of twelve months 150,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 23th day of February 2017.

Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawdtechnologies.com
W eawctechnologies.com
EuroSport Active World Corp.
liami Florida

February 6, 2017

Convertible Note

For value received in the amount of $ 10,000.00 (Ten Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Eugene Hunt ("The Lender"):

- To claim within a time frame of twelve months 100,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 6th day of February 2017.

Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 534 7986
F +41 22 3647377
@ info@eawdtechnologies.com
W eawctechnologies.com

EuroSport Active World Corp.
2000 Bvld. Ponce de Leon – 6th Floor. Miami Florida

April 10, 2017, 2017

Convertible Note

For value received in the amount of $ 15,000.00 (Fifteen Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, and Miami, Florida 33134. EAWC provides the option and right to Mr. Perry Sanoy ("The Lender"):

- To claim within a time frame of twelve months 150,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 10th day of April 2017.

Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawdtechnologies.com
W eawctechnologies.com

EuroSport Active World Corp.
2030 Bvld. Ponce de Leon – 6th Floor, Miami Florida

April 17, 2017

Convertible Note

For value received in the amount of $ 25,000.00 (Fifteen Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Perry Sanoy ("The Lender"):

- To claim within a time frame of twelve months 250,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 17th day of April 2017.

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Per

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawdtechnologies.com
W eawctechnologies.com

EuroSport Active World Corp.
2000 Bvld. Ponce de Leon – 6th Floor, Miami Florida

March 31, 2017

Convertible Note

For value received in the amount of $ 10,000.00 (Ten Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Perry Sanoy ("The Lender"):

- to claim within a time frame of twelve months 100,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 31th day of March 2017.

Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawctechnologies.com
W eawctechnologies.com
EuroSport Active World Corp.
Miami Florida

June 13th, 2017

Convertible Note

For value received in the amount of $ 2,000.00 (Two Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 3250 Mary St., #303 Miami, FL 33133. EAWC provides the option and right to Mr. Rick Fuerstenau ("The Lender"):

- To claim within a time frame of twelve months 20,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 13th day of June 2017.

Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawctechnologies.com
W eawctechnologies.com
EuroSport Active World Corp
Miami Florida

May 8th, 2017

Convertible Note

For value received in the amount of $ 5,000.00 (Five Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 3250 Mary St., #303 Miami, FL 33133. EAWC provides the option and right to Mr. Rick Fuerstanau ("The Lender"):

- To claim within a time frame of twelve months 50,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 8th day of May 2017.

Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawctechnologies.com
W eawctechnologies.com
EuroSport Active World Corp.
Miami Florida

March 17th, 2017

Convertible Note

For value received in the amount of $ 1,000.00 (One Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC" and the "Borrower"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. The Borrower promises to pay within a time frame of twelve months to Robert P. Thomas (the "Lender") the principle sum of One Thousand Dollars ($1,000.00) at the interest rate of Two (2.0%) percent per annum from March 15, 2017; or in lieu of cash payment Lender may at Lender's discretion choose to satisfy the Note obligation through the option;

- To claim within a time frame of twelve months 10,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 17th day of March 2017.

Per: Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawctechnologies.com
W eawctechnologies.com
EuroSport Active World Corp
Miami Florida

March 15, 2017

Convertible Note

For value received in the amount of $ 15,000.00 (Fifteen Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC" and the "Borrower"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. The Borrower promises to pay within a time frame of twelve months to Susanti K. Chowdhury (the "Lender") the principle sum of Fifteen Thousand Dollars ($15,000.00) at the interest rate of eight (2.0%) percent per annum from March 15, 2017; or in lieu of cash payment Lender may at Lender's discretion choose to satisfy the Note obligation through the option;

- To claim within a time frame of twelve months 150,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 15th day of March 2017.

Per: Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor, Miami, FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawctechnologies.com
W eawctechnologies.com
EuroSport Active World Corp.
Miami Florida

May 5th, 2017

Convertible Note

For value received in the amount of $ 16,325.00 (Sixteen Thousand and Three Hundred and Twenty Five Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 3250 Mary St., #303 Miami, FL 33133. EAWC provides the option and right to Mr. Timothy Meisner ("The Lender"):

- To claim within a time frame of twelve months 163,250 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 5th day of May 2017.

Ralph Hofmeier - CEO

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor, Miami, FL, USA

Authorized Signature

EAWC Technologies
real solutions for real needs

T +1 305 517 73 30
M +4179 634 7986
F +41 22 3647377
@ info@eawctechnologies.com
W eawctechnologies.com

EuroSport Active World Corp.
2000 Bvld. Ponce de Leon – 6th Floor, Miami Florida

April 17, 2017

Convertible Note

For value received in the amount of $92,000.00 (One Hundred Thousand Dollars - USD), as a loan to Eurosport Active World Corp ("EAWC"), a Florida corporation with offices at 2000 Ponce de Leon Blvd., 6th Floor, Miami, Florida 33134. EAWC provides the option and right to Mr. Timothy Meisner ("The Lender"):

- To claim within a time frame of twelve months 920,000 free tradable shares of EAWC stock issued upon the Securities Exchange Commission's ("SEC") approval and registration of EAWC's Form S-1. The Form S-1 was originally filed with SEC on October 15, 2015.

Only a written instrument executed by Lender and EAWC may amend this Note.

The Note shall be governed by and shall be construed and enforced in accordance with the Laws of the State of Florida.

Accepted by EAWC this 17h day of April 2017.

EAWC Technologies
real solutions for real needs
2000 Blvd. Ponce de Leon
6th floor - Miami, FL, USA

Per ______________________
Authorized Signature